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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest
  event reported)       For the Quarter Ended June 30, 1996
                 ---------------------------------------------------------------

                                   UNICO, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-15303                     733-1215433
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(State or Other Jurisdiction       (Commission                (IRS Employer
   of Incorporation)               File Number)              Identification No.)


8380 Alban Road, Springfield, Virginia                            22150
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (703) 644-0200
                                                  ------------------------------



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ITEM 5.   OTHER EVENTS

     The Company accepted the resignation of its Chief Financial Officer, Robert Pulliza, effective June 18, 1996. Subhash Ghei, the Company's Controller and Vice President of Finance and Administration since 1994 has been appointed as Mr. Pulliza's successor.

     On July 30, 1996, the Board of Directors of UNICO, Inc., approved a Loan Conversion Agreement and Addendum to Loan Conversion Agreement, dated July 12, 1996 and July 30, 1996, respectively, by and between UNICO, Inc., Renaissance Capital Partners, Ltd., a Texas Limited Partnership, and Duncan Smith Investments Co., a Texas Corporation. The Loan Conversion Agreement and Addendum to Loan Conversion Agreement are attached hereto and incorporated by reference herein as Exhibits 1 and 2, respectively.

     The net effect of these Agreements is to convert $1,757,569 of subordinated debt into $1,757,569 of convertible preferred stock. The Company has attached a full Balance Sheet and Statement of Operations as of July 30, 1996. These documents are incorporated by reference herein as Exhibits 3 through 5. The pro forma results of this conversion on the Company's Balance Sheet are as follows:


                            June 30, 1996       Conversion       June 30, 1996
     -------------------------------------------------------------------------
     Total Assets             $6,192,837           N/A           $6,192,837
     Total Liabilities        $5,627,255       ($1,757,569)      $3,869,686
     Shareholder Equity       $  565,579        $1,757,569       $2,323,148


  EXHIBITS
 ---------
     1 Loan Conversion Agreement dated July 12, 1996, effective July 30, 1996, by and between UNICO, Inc., Renaissance Capital Partners, Ltd. and Duncan Smith Investments Co. (incorporated by reference into item 5).

     2 Addendum to Loan Conversion Agreement dated July 30, 1996 by and between UNICO, Inc., Renaissance Capital Partners, Ltd. and Duncan Smith Investments Co. (incorporated by reference into item 5 above).

     3 Consolidated Balance Sheets, June 30, 1996 and December 31, 1995 (incorporated by reference into item 5 above).

     4 Consolidated Statements of Operations for the Quarter Ended June 30, 1996 and for the Six Months Ended June 30, 1996 (incorporated by referenced into item 5 above).



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     5    Notes to Interim Consolidated Financial Statements (incorporated into
          Item 5 above).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNICO, INC.
                                      ----------------------------------------
                                      (Registrant)

Date    7/30/96                       By  /s/ Gerard R. Bernier
    ----------------                    --------------------------------------






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                                                                     Exhibit 1


                          LOAN CONVERSION AGREEMENT

     This loan conversion agreement the "Conversion Agreement" is entered into as of this 12th day of July, 1996 by and between UNICO, Inc., a Delaware corporation ("UNICO"), Renaissance Capital Partners, Ltd., a Texas limited partnership ("Renaissance") and Duncan Smith Investments Co., a Texas Corporation, ("Duncan Smith");


                                  WITNESSETH:

     Whereas UNICO and its wholly owned subsidiaries and Renaissance are parties to a certain Convertible Debenture Loan Agreement dated December 31, 1991 (the "Loan Agreement") and a Registration Rights Agreement of even date therewith (the "Registration Rights Agreement"); and

     Whereas pursuant to the Loan Agreement UNICO has borrowed $1,250,000, in principal amount, and Renaissance is the owner and holder of a 12.5% Convertible Debenture issued December 31, 1991 in the face amount of $1,250,000 (the "Debenture") issued pursuant to the Loan Agreement and the aforesaid borrowing; and

     Whereas Renaissance is the holder and UNICO is the maker of eight 10% convertible notes designated numbers R1 through R8 in the aggregate principal sum of $150,000 (collectively, the "Renaissance Convertible Notes"); and




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     Whereas unpaid interest has accrued under the Loan Agreement evidenced by the Debenture as of and through the date hereof in the amount of $163,058;
and

     Whereas unpaid interest has accrued under the Renaissance Convertible Notes as of and through the date hereof in the amount of $17,599; and

     Whereas Duncan Smith is the holder and UNICO is the maker of eight 10% convertible notes designated numbers DS1 through DS8 in the aggregate principal sum of $150,000 (collectively, the "Duncan Smith Convertible Notes"); and

     Whereas unpaid interest has accrued under the Duncan Smith Convertible Notes as of and through the date hereof in the amount of $17,599; and

     Whereas the parties have agreed to convert, redeem and exchange the Debenture, the Renaissance Convertible Notes and the Duncan Smith Convertible Notes (the Renaissance Convertible Notes and the Duncan Smith Convertible Notes being collectively referred to herein as the "Convertible Notes") and the full amount of all principal and accrued interest thereon for UNICO's Series B Preferred Stock more particularly described herein;


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     Now therefore in consideration of the mutual promises herein contained and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1.   Series B Preferred Stock

          By resolution duly adopted in accordance with its charter, bylaws and the General Corporation Law of the State of Delaware, UNICO has created and reserved up to 2,000,000 shares of Series B Preferred Stock designating therefor rights and privileges to the holder thereof identical in each and every respect to the rights and privileges of holders of shares of Common Stock except in the following respects:


          a.   Voting Rights

               In respect to any questions coming before or to be voted upon by the stockholders of UNICO, each share of Series B Preferred Stock shall be entitled to four votes, whereas each share of Common Stock shall be entitled to one vote, and the Series B Preferred Stock and the Common Stock shall vote together as one class.


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          b.   Dividends

               Holders of Series B Preferred Stock and the holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends (payable in cash, stock or otherwise) out of any funds legally available therefore, provided that neither the Series B Preferred Stock nor the Common Stock shall be preferred over the other as to any dividend or distribution except as provided in Subsection 1c hereof and except as so provided. Neither the holders of the Series B Preferred Stock nor the holders of the Common Stock shall be entitled to receive any dividend or distribution which is not identical in kind, record and payment date per share for each class except as provided in subsection 1c. The amount of any dividend or distribution to the holders of Series B Preferred Stock shall be four times that of the dividend or distribution to any holder of Common Stock.


          c.   Liquidating Preference

               In the event of a voluntary or involuntary liquidation, dissolution or winding up of UNICO, the holders of Series B Preferred Stock shall be entitled to be paid the sum of $1.00 per share before any distribution or payment shall be made to the holder of any Common Stock.


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          d.   Call, Redemption or Conversion

               Neither the Series B Preferred Stock nor the Common Stock into which it may be converted shall be subject to or enjoy any call or redemption rights by UNICO or the holders thereof except as follows:

               The holders of Series B Preferred Stock shall have the right, at the holders option, at any time, to convert all or in multiples of 250 shares any part of their holdings of Series B Preferred Stock into such number of fully paid and nonassessable shares of Common Stock $.01 par value of UNICO as shall be provided for herein.


               i.   Conversion Ratio

                    Each share of Series B Preferred Stock shall be convertible into four shares of UNICO's Common Stock, subject to adjustment at the time of conversion in accordance with the provisions hereof.


               ii.  Adjustment to Conversion Ratio

                    The parties acknowledge their intent to establish a preferred stock conversion ratio which yields one share of UNICO Common Stock for every $.25 of indebtedness under the Debenture and Convertible Notes converted, redeemed and


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exchanged hereunder.  If and whenever any additional shares of Common Stock are issued by UNICO for a net consideration per share less than $.25 per share then in each such case the conversion price shall be reduced to the net consideration received per share and the number of shares issuable to the holder of Series B Preferred Stock shall be proportionately increased. Further, in the event that UNICO shall at any time change as a whole by subdivision or combination in any manner or by the making of a stock dividend the number of shares of Common Stock then outstanding into a different number of shares, with or without par value, then thereafter the number of shares of Common Stock issuable upon the conversion of Series B Preferred Stock shall be increased or decreased as the case may be in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change; provided however that no adjustment in the conversion ratio shall be made hereunder in either of the following cases:

                    1. A stock dividend on the Common Stock where the identical stock dividend in Common Stock was paid in the Series B Preferred Stock; and

                    2. A subdivision or combination of the Common Stock where the identical subdivision or combination was made on the Series B Preferred Stock.


     Further, in the event of any capital reorganization or reclassification of Common Stock of the corporation (other than a change in par value or from par value to no par value or from no par value to par value as a result of a subdivision or combination), or in case of the consolidation or merger of the corporation with or into any other corporation


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(other than a consolidation or merger in which the corporation is the continuing corporation and which does not result in any change in the Common Stock), or of the sale of the properties and assets of the corporation as, or substantially as, an entity to any other corporation, each share of Series B Preferred Stock shall after such capital reorganization, reclassification of capital stock, consolidation, merger or sale entitle the holder to obtain the kind and number of shares of Common Stock or other securities or property of the corporation or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which such holder would have been entitled if he had held the Common Stock issuable upon conversion of such shares of Series B Preferred Stock immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale. All calculations under this subsection shall be made to the nearest share or dollar as the case may be.


                   iii.  Automatic Conversion

                         On August 1, 1998 or, if earlier, the date upon
which a registration statement with respect to an offering of UNICO's securities is declared effective, (the "Automatic Conversion Date"), the Series B Preferred Stock shall thereupon be automatically converted into Common Stock in accordance with the conversion ratio above specified. From and after the Automatic Conversion Date, each outstanding certificate which prior to the Automatic Conversion Date represented Series B Preferred Stock shall be deemed for all corporate purposes to evidence the ownership of the whole


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number of duly issued and outstanding shares of Common Stock into which the shares of Series B Preferred Stock have been so converted and upon surrender of such certificate the holder shall be entitled to receive in exchange therefore a certificate or certificates representing the whole number of shares of Common Stock into which the shares of Series B Preferred Stock theretofore represented by such certificate have been converted as aforesaid.


                    iv.  Certificates Upon Conversion

                         As promptly as practicable after surrender for
conversion of a certificate representing shares of Series B Preferred Stock, UNICO shall deliver to or upon written order of the holder of the share of Series B Preferred Stock so surrendered a certificate representing the number of fully paid and nonassessable shares of Common Stock into which such Series B Preferred Stock may be converted in accordance with the provisions hereof. With respect to conversions prior to the Automatic Conversion Date such conversion shall be deemed to be made at the close of business on the date that such Series B Preferred Stock shall have been surrendered for conversion so that the rights of the holder of such Series B Preferred Stock as a holder of Series B Preferred Stock shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon the conversion of such Series B Preferred Stock shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time.


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                    v.   Registration Rights

                         Upon conversion of the Series B Preferred Stock into
Common Stock, Renaissance shall have with respect to such Common Stock as is issued in exchange for UNICO's indebtedness under the Loan Agreement and Debenture, the demand and piggyback registration rights provided for in the Registration Rights Agreement. Duncan Smith and Renaissance shall have with respect to such Common Stock as is issued in exchange for UNICO's indebtedness under the Convertible Notes, the demand registration rights provided for in the Convertible Notes.


     2.   CONVERSION REDEMPTION AND EXCHANGE

     Contemporaneous with the execution hereof Renaissance and UNICO agree to convert, redeem and exchange 1,580,657 shares of UNICO's Series B Preferred Stock for all indebtedness created pursuant to and evidenced by the Loan Agreement, the Debenture and the Renaissance Convertible Notes and UNICO, as borrower, and its subsidiaries, as guarantors, are released of any further liability thereunder. Contemporaneous with the execution hereof Duncan Smith and UNICO agree to convert, redeem and exchange 167,599 shares of UNICO's Series B Preferred Stock for all indebtedness created pursuant to and


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evidenced by the Duncan Smith Convertible Notes and UNICO, as borrower, and its subsidiaries, as guarantors, are released of any further liability thereunder.


     3.   NECESSARY DOCUMENTS

          The parties agree to execute such documents and certificates as may be reasonable and necessary to effectuate the purposes of this agreement.


     4.   CONTEMPORANEOUS BANK CLOSING

     The parties acknowledge that the effectiveness of this agreement is contingent upon the contemporaneous closing of a refinancing of UNICO's indebtedness to its primary lender Bank First extending the payment terms of its existing indebtedness on terms agreeable to the parties.


     5.   MISCELLANEOUS

          a. This Conversion Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings of any relating to the subject matter hereof and thereof.


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          b.   Sections headings are for the convenience of reference only and except as a means of identification of reference shall in no way effect the interpretation of this Conversion Agreement.


     6.   MULTIPLE COUNTERPARTS

     This Conversion Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Conversion Agreement by signing any such counterpart.

     In witness whereof the parties have executed this Conversion Agreement as of the date and year first above written.





UNICO, Inc.                              Renaissance Capital Partners, Ltd.

By: /s/ Gerard R. Bernier                By: /s/ Russell Cleveland
    -------------------------------          --------------------------------

                                         Duncan Smith Investments Co.

                                         By: /s/ Goodhue Smith
                                             --------------------------------





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